SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        June 15, 2001
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                          SWISSRAY International, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                New York              0-26972                   16-0950197
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   (State of Other Jurisdiction     (Commission                (IRS Employer
           Of Incorporation)         File Number)               Identification
                                                                           No.)


80 Grasslands Road, Elmsford, New York                            10523
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code             1-914-345-3700
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.           Other Events.

         The Registrant filed a Form 8-K with date of report of February 1, 2001 for purposes of indicating under Item 5 thereof certain relevant summarized terms relating to and contained in its February 2001 two year Sales, Marketing and Service Agreement with Hitachi Medical Systems America, Inc. ("HMSA). In that regard, specific reference is made to the sixth paragraph in such Form 8-K which indicates, in part, that the Registrant was to receive a "marketing fee" of $100,000 per annum and that HMSA was obligated to purchase a minimum of 25 units during the first year of such agreement.

         By way of amendment dated June 12, 2001 the above referenced two provisions relating to $100,000 in payments and minimum purchase requirements have been deleted from such agreement in exchange for which HMSA waived the prohibition against Registrant from selling its products to certain customers in the U.S. (with the exception of certain reserved accounts).

         The principal reason for the Registrant entering into the above referenced modification to its ongoing HMSA agreement was so as to permit Registrant to enter into a separate Distributor Agreement with the Health Care Products Division of Marconi Medical Systems, Inc. ("Marconi HCP"), which latter agreement requires, as a condition to its effectiveness, that the Registrant terminate or amend certain existing Distributor Agreements to the extent necessary so as to permit the new Marconi HCP agreement to become effective. The Marconi HCP Distributor Agreement is dated June 1, 2001 and its effectiveness is as of June 15, 2001 - the date of Registrant's notification to Marconi HCP of Registrant having concluded necessary amendments to existing Distributor Agreement(s).

         The Marconi HCP Distributor Agreement is to run for a period of three years during which period of time Marconi HCP is to act as a non-exclusive distributor of Registrant's products in the U.S. Marconi HCP sells and services a wide variety of products in medical imaging and is considered to maintain a high quality sales and service work force which calls upon hospitals, medical facilities and imaging centers (i.e., potential end users of Registrant's direct digital radiography ("ddR") products). Marconi HCP has agreed that during the term of the Distributor Agreement it will not market other ddR or competing digital radiography systems and has agreed to develop marketing and sales programs to maximize awareness of the benefits of ddR over CR in the target markets.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SWISSRAY International, Inc.



                                                     /Ruedi G. Laupper/
Date: June 25, 2001                              By---------------------
                                                    Ruedi G. Laupper, President










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